Exhibit 10.1

AMENDMENT NO. 1 TO TERM CREDIT AGREEMENT
AMENDMENT NO. 1 TO TERM CREDIT AGREEMENT, dated as of September 14, 2020 (this “Amendment”), to the Term Credit Agreement dated as of June 3, 2020 (as amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrower”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”), each of the lenders party thereto or which may from time to time become a party thereto (individually, a “Lender” and collectively, the “Lenders” and together with the Administrative Agent, the “Secured Parties”).

RECITALS
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.Amendment to Section 7.1 (Indebtedness) of the Credit Agreement. Section 7.1(l) of the Credit Agreement is hereby amended by amending and restating the introductory paragraph of such section to read as follows:

“(l) (i) Indebtedness under the Existing Credit Agreement (and refinancings or replacements in respect thereof) and (ii) any Secured Qualified Hedging Obligations and any Secured Qualified Bank Product Obligations to the extent permitted under the Existing Credit Agreement (or any refinancings or replacements in respect thereof), in an aggregate principal amount not to exceed the sum of (A) (1) $2,065,000,000 minus (2) the aggregate amount of any Refinancing Indebtedness incurred pursuant to Section 7.1(h) that is used to refinance or repay any amounts outstanding under this Section 7.1(l) in accordance with such Section 7.1(h) plus (B) the aggregate amount of Secured Qualified Hedging Obligations (as defined in the Existing Credit Agreement (or any refinancings or replacements in respect thereof)) and Secured Qualified Bank Product Obligations (as defined in the Existing Credit Agreement (or any refinancings or replacements in respect thereof)) permitted under the Existing Credit Agreement (or any refinancings or replacements in respect thereof); provided, that:”

3.Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty are true and correct) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty are true and correct) as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

4.Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a) Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by (i) each of the Credit Parties and (ii) the Lenders constituting the Required Lenders.

(b) Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Administrative Agent shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

5.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. Upon the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

6.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

7.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

8.Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

9.Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

10.Loan Documents. For the avoidance of doubt, it is understood and agreed that this Amendment is a Loan Document.

11.Administrative Agent Instruction. By its execution hereof, each of the undersigned Lenders hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment on the date hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By: /s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership, in its capacity as Parent and as Guarantor

By: /s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer and Executive Vice President
Signature Page to Amendment No. 1 to Credit Agreement

GUARANTORS:

ANTICLINE DISPOSAL, LLC
AWR DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
DACO PERMIAN 76, LLC
DISPOSALS OPERATING, LLC
GGCOF HEP BLOCKER, LLC
GGCOF HEP BLOCKER II, LLC
GRAND MESA PIPELINE, LLC
GSR NORTHEAST TERMINALS LLC
HEP INTERMEDIATE HOLDCO, LLC
HEP INTERMEDIATE HOLDCO SUB, LLC
HEP OPERATIONS, LLC
HEP OPERATIONS HOLDINGS, LLC
HEP SHALEWATER SOLUTIONS, LLC
HILSTONE DACO 76, LLC
HILLSTONE DACO PERMIAN, LLC
HILLSTONE ENVIRONMENTAL PARTNERS, LLC
HILLSTONE PERMIAN ADAMS, LLC
HILLSTONE PERMIAN ARTHUR, LLC
HILLSTONE PERMIAN CLEVELAND, LLC
HILLSTONE PERMIAN FORTRESS, LLC
HILLSTONE PERMIAN GARFIELD, LLC
HILLSTONE PERMIAN HAMILTON, LLC
HILLSTONE PERMIAN HARRISON, LLC
HILLSTONE PERMIAN HAYES, LLC
HILLSTONE PERMIAN KNOX, LLC
HILLSTONE PERMIAN MADISON, LLC
HILLSTONE PERMIAN MCKINLEY, LLC
HILLSTONE PERMIAN MONROE, LLC
HILLSTONE PERMIAN PIPELINE, LLC
HILLSTONE PERMIAN PIPELINE LOVING BR, LLC
HILLSTONE PERMIAN POKER LAKE, LLC
HILLSTONE PERMIAN RATTLESNAKE, LLC
HILLSTONE PERMIAN REAGAN, LLC
HILLSTONE PERMIAN ROOSEVELT, LLC
HILLSTONE PERMIAN SHULTZ, LLC
HILLSTONE PERMIAN ST. LUCIA, LLC
HILLSTONE PERMIAN TAFT, LLC
HILLSTONE PERMIAN WILSON, LLC
LOVING FORTRESS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL DELAWARE BASIN HOLDINGS, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY GP LLC
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC

Signature Page to Amendment No. 1 to Credit Agreement

NGL RECYCLING SERVICES, LLC
NGL SOUTH RANCH, INC.
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL TM LLC
NGL WASTE SERVICES, LLC
NGL WATER PIPELINES, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS - ORLA SWD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
RED ROCK MIDSTREAM, LLC
SAND LAKE MIDSTREAM, LLC

By: /s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer and Executive Vice President
Signature Page to Amendment No. 1 to Credit Agreement

ADMINISTRATIVE AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Jay Campbell
Name: Jay Campbell
Title: Banking Officer
Signature Page to Amendment No. 1 to Credit Agreement

LENDERS:

APOLLO ACCORD MASTER FUND III, L.P.
By: Apollo Accord Management III, LLC, its investment manager as a Lender

By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ACCORD MASTER FUND III B, L.P.
By: Apollo Accord Management III B, LLC, its investment manager as a Lender

By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO OASIS PARTNERS, L.P.
By: Apollo Oasis Management, LLC, its investment manager
as a Lender

By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT STRATEGIES MASTER FUND LTD.
By: Apollo ST Fund Management, LLC, its investment manager

By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

GASPARILLA, LLC
By: Apollo ANRP Management III, LLC, its investment manager

By: /s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

DIAMETER MASTER FUND LP
By: Diameter Capital Partners, LP solely as Investment Manager

By: /s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel and Chief Compliance Officer
Signature Page to Amendment No. 1 to Credit Agreement